CONSENT OF ATTORNEYS

Reference is made to the Registration Statement of CEL-
SCI Corporation, whereby the Company proposes to sell up to 2,070,000 shares of Common Stock and 1,035,000 Series
A Warrants. Reference is also made to Exhibit 5 included in the Registration Statement relating to the validity of the securities proposed to be sold.
We hereby consent to the use of our
opinion concerning the validity of the
securities proposed to be issued and
sold.


Very truly yours,
HART & TRINEN
William T. Hart

Denver, Colorado
November 11, 1997

2800D:49

                                              POWER OF
ATTORNEY
        The registrant and each person whose signature appears
        below
hereby authorizes the agent for service named in this Registration Statement, with full power to act alone, to file one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes in this Registration Statement as such agent for service deems appropriate, and the Registrant and each such person hereby appoints such agent for service as attorney-in-fact, with full power to act alone, to execute in the name and in behalf of the Registrant and any such person, individually and in each capacity stated below, any such amendments to this Registration Statement.
                                                  SIGNATURES
      Pursuant to the requirements of the Securities Act of
        l933,
the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alexandria, State of Virginia, on the 12th day of November, 1997.
                                      CEL-SCI CORPORATION
                                    By:/s/ Maximilian de Clara
                                       MAXIMILIAN DE CLARA,
                                       PRESIDENT
        Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed by the following persons in the capacities and on the dates
indicated. Signature                Title
Date
/s/ Maximilian de Clara      Director and Principal
November
12,
1997
MAXIMILIAN DE CLARA          Executive Officer

/s/ Geert R. Kersten         Director, Principal
November
12,
1997
GEERT R. KERSTEN             Financial Officer
                                             and Chief
                             Executive Officer
/s/ Mark V. Soresi           Director
November
12,
1997
MARK V. SORESI

                          Director
November
,
1997
F. DONALD HUDSON

                                                     II-3

2800D:50